CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BRIC ETF

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the above-listed Fund:

Effective on or about October 31, 2013, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon BRIC Select ADR Index.  Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon BRIC Select DR Index (the “Select DR Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy, once effective, to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Select DR Index, unless it provides shareholders with at least 60 days’ written notice of such change.

Additionally, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on or about October 31, 2013, such that the Fund will at all times invest at least 80% of its total assets in securities that comprise the Select DR Index. The Select DR Index is a rules-based index comprised of American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges.

In connection with these changes, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

August 26, 2013	ETF-EEB-SUP2